Exhibit 99

NACCO Industries, Inc. Managing for long-term profit growth Background & Strategy August 13, 2004

Forward-Looking Statement Disclaimer The statements contained in this presentation that are not historical facts are "forward-looking statements" and are made subject to certain risks and uncertainties which could cause actual results to differ materially from those presented herein. You are cautioned not to place undue reliance on these forward-looking statements, which speak only to the date hereof. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof. Such risks and uncertainties with respect to each subsidiary's operations are set forth in the Appendix on the final page of this presentation. This presentation should be read in conjunction with the consolidated financial statements and notes thereto included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003 filed with the Securities and Exchange Commission on March 15, 2004, and the Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, 2004 and June 30, 2004, filed with the Securities and Exchange Commission on May 10, 2004 and August 6, 2004, respectively.

Table of Contents NACCO Industries, Inc. Overview Corporate Oversight and Governance NACCO Materials Handling Group, Inc. (NMHG) NACCO Housewares Group Hamilton Beach^Proctor-Silex, Inc. (HB/PS) The Kitchen Collection, Inc. (KCI) The North American Coal Corporation Investment Considerations Summary Appendix

NACCO Industries, Inc. Overview NACCO Industries, Inc. is an operating holding company with three principle businesses: lift trucks, housewares and lignite coal mining In 2003, total revenues were $2.5 billion and net income was $52.8 million NACCO's overall goal is to increase shareholder value by managing for long-term profit growth

HAMILTON BEACHwPROCTOR-SILEX NACCO Materials Handling Group, Inc. The North American Coal Corporation The Kitchen Collection, Inc. NACCO Industries Overview Hamilton Beach^ Proctor-Silex, Inc. NACCO Housewares Group

NACCO Industries, Inc. Overview NACCO Industries, Inc. The North American Coal Corporation (NAC) NACCO Housewares Group NACCO Materials Handling Group, Inc. (NMHG) NMHG Wholesale NMHG Retail The Kitchen Collection, Inc. (KCI) Hamilton Beach^Proctor-Silex, Inc. (HB/PS) 2003 Sales: $2,472.6 Net Income: $52.8 2003 Sales: $1,779.6 Net Income: $16.4 2003 Sales: $598.7 Net Income: $19.5 2003 Sales: $94.1 Net Income: $14.3 ($ in millions)

Table of Contents NACCO Industries, Inc. Overview Corporate Oversight and Governance NACCO Materials Handling Group, Inc. (NMHG) NACCO Housewares Group Hamilton Beach^Proctor-Silex, Inc. (HB/PS) The Kitchen Collection, Inc. (KCI) The North American Coal Corporation Investment Considerations Summary Appendix

Carries out public company responsibilities Provides value-added consulting services Staff of about 40 Maximize after-tax return to shareholders Deploy free cash flow into: Reinvestment in the businesses Debt reduction Acquisitions Share repurchases Regular dividend increases, depending on the Company's needs, opportunities and the U.S. tax environment NACCO Holding Company Corporate Headquarters Prudent Corporate Oversight Overall Corporate Strategy

NACCO Maintains a Long-Term Perspective Four Guiding Principles: Highly professional management teams Industry-leading operational effectiveness and efficiencies Industry-leading market positions Sustainable competitive advantage positions Oversight Ensure subsidiary management excellence Enhance strategies for sustainable competitive advantage Reinforce process of constructive change Ensure development of appropriate programs Monitor disciplined execution Ensure achievement of financial targets Consulting Internal Consulting Group Business Operations Strategy Consulting Other Consulting Services Acquisition and divestiture Financial, tax and accounting Legal and compensation

Established Corporate Governance Program Four key elements which have largely been in place for a decade or more*: Strong, independent board of directors to ensure effective oversight Reinforced by subsidiary company structures Each with its own CEO Each with separate, independent board of directors Each with separate P&L's, balance sheets and debt Strong, independent nominating and governance committee to ensure a strong, independent board Strong, independent compensation committee to ensure responsible compensation Strong, independent audit committee to ensure accounting integrity. Corporate Governance * Key components of the Corporate Governance Program were outlined in CEO Perspectives published in NACCO Annual Reports from 1991 to 1995. These articles were brought together in a publication entitled "CEO Perspectives," which is available on the NACCO website, www.nacco.com

NACCO board exercises strong control over strategic business unit compensation Management incentives aligned with shareholder interests Strong link between compensation and company performance No stock options 4 components: Base salary; perquisites converted to cash compensation Short-term incentives - 60% tied to annual operating plan and financial objectives; 40% to Return on Total Capital Employed (ROTCE) to insure shareholder protection Long-term incentives - Performance-based grants measured against long-term objectives; awarded at corporate level in restricted stock (10 years) and at most subsidiary companies in book value appreciation units to strengthen link between interests of shareholders and managers Retirement provided through defined contribution programs - with company contribution levels often tied to the performance of the businesses Executive Compensation Responsible Executive Compensation

Clear Financial Goals for Subsidiary Companies Achieve a minimum long-term operating profit target of 9 percent by 2007-2008 Generate substantial cash flow before financing activities NACCO Materials Handling Group, Inc. Achieve a minimum operating profit target of 10 percent by 2005-2006 Generate substantial cash flow before financing activities Hamilton Beach^ Proctor-Silex, Inc. The Kitchen Collection, Inc. Continue to achieve at least its minimum operating profit of 5 percent Generate substantial cash flow before financing activities Earn a minimum return on capital employed of 13% and attain positive Economic Value Added (EVI) from any new projects and existing consolidated mining operations Maintain or increase profitability of all existing project mining operations Generate substantial cash flow before financing activities The North American Coal Corporation

Table of Contents NACCO Industries, Inc. Overview Corporate Oversight and Governance NACCO Materials Handling Group, Inc. (NMHG) NACCO Housewares Group Hamilton Beach^Proctor-Silex, Inc. (HB/PS) The Kitchen Collection, Inc. (KCI) The North American Coal Corporation Investment Considerations Summary Appendix

NACCO Materials Handling Group, Inc. To be the leading globally integrated designer, manufacturer and marketer of a complete range of high-quality lift trucks Vision Overview NMHG Wholesale: Designs, engineers, manufactures, sells and services a comprehensive line of lift trucks and aftermarket parts Marketed globally under the Hyster(r) and Yale(r) brand names Lift trucks and component parts manufactured in United States, United Kingdom, the Netherlands, China, Italy, Japan, Mexico, the Philippines and Brazil NMHG Retail: Small number of wholly owned dealers selling, leasing and servicing Hyster(r) and Yale(r) lift trucks, including sales of aftermarket parts Acquired to strengthen or protect presence in areas where appropriate independent distribution was not available appropriate independent distribution was not available appropriate independent distribution was not available appropriate independent distribution was not available appropriate independent distribution was not available appropriate independent distribution was not available appropriate independent distribution was not available appropriate independent distribution was not available appropriate independent distribution was not available appropriate independent distribution was not available appropriate independent distribution was not available appropriate independent distribution was not available appropriate independent distribution was not available appropriate independent distribution was not available NMHG

Key Investment Considerations Leading Global Lift Truck Manufacturer Strong Brands Leading market share positions with large installed population base Comprehensive global product line undergoing significant redesign Globally integrated operations with significant economies of scale Power of Hyster(r) and Yale(r) brand names Established brand strength across diversified customer base Experienced Management Team Powerful Exclusive Distribution Network Strong team of long-term NMHG managers and executives Supplemented by professionals with management experience at leading industrial companies, such as Case, Toyota, Paccar and Cummins Strong, stable network of independent dealers in key U.S. market Increasingly professional full-service dealers around the world Industry leader in National Account coverage in the U.S. Leading Account Management Capabilities Industry-leading capabilities in fleet management and financial services in key markets Growing global account program NMHG

Leading Brands and Market Shares Hyster(r) and Yale(r) among the most recognized brands in the lift truck industry #1 market position in North America, #3 worldwide Both brands more than 70 years in business Strong heritage customer base in complementary market segments Hyster(r) - large, heavy-duty applications Yale(r) - lighter-duty and warehouse applications 2003 market share in Class I through V industrial lift trucks in North America of 27% 2003 global market share of 13% Significant growth opportunities in Europe, Asia-Pacific and China NMHG

Comprehensive Product Line NMHG

Sao Paolo, Brazil Ramos Arizpe, Mexico Sulligent, AL Portland, OR (Global HQ) Danville, IL Berea, KY Irvine, Scotland Nijmegen, The Netherlands Craigavon, N. Ireland Fleet, England Greenville, NC Modena, Italy Masate, Italy Cavite, Philippines (JV) Sydney, Australia Shanghai, China (JV) Obu, Japan (JV) Manufacturing & Assembly Marketing Operations Product Development Centers Parts Distribution Centers Global Scope of Operations NMHG

Global Economies of Scale NMHG

2003 Global Installed Population - 750,000 Lift Trucks* Large installed base provides barrier to entry and assures ongoing parts revenue Estimated 750,000 Hyster(r) and Yale(r) lift trucks in operation worldwide Approximately 75% of total parts for the Hyster(r) and Yale(r) installed base are captured by NMHG in key U.S. market Comprehensive global proprietary and "all- makes" service parts program Service parts result in recurring, higher- margin revenues Large Global Installed Population NMHG *Source: internal company estimates 26% Asia-Pacific 4% Japan 3%

Dealer Network Global operations supplying both Hyster(r) and Yale(r) dealer networks Independently owned and operated dealers with exclusivity Either Hyster(r) or Yale(r) Defined sales territories Company-owned dealers Strong global distribution drives market share Leading Dealer/National Accounts Programs Leading Dealer/National Accounts Programs Leading Dealer/National Accounts Programs Leading Dealer/National Accounts Programs National Accounts Industry-leading direct-sales national accounts program Over 200 national accounts in wide range of industries Key exclusive accounts, including Costco stores, Lowe's stores, Saturn and GM (North America, China, Brazil) U.S. Unit Sales Breakdown by Distribution Channel* NMHG NMHG * Based on 2001 data

Diversified Customer Base NMHG markets industrial lift trucks into over 600 different end-user applications in 900 industries Top 10 customers accounted for approximately 10% of 2003 unit sales 2003 Customer Base 2003 Sales by Geography NMHG 49% Customer Mix* * Based on 2001 data

Lift Truck Market Size History NMHG Lift truck market size history - source: ITA, GIVA, FEM 1972 1973 1974 1975 1976 1977 1978 1979 1980 1981 1982 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 Europe (2) 91305 116797 133977 101492 105469 127299 132566 147328 155884 122620 110638 107677 108286 118885 116910 129042 149802 165095 176947 165968 150250 121922 135318 152667 174953 176294 187902 219615 227697 274681 256717 263972 North America (1) 83718 97382 120770 35404 64943 79976 94257 97183 70593 63223 46381 62476 84579 91942 99215 110359 112425 116607 105508 94828 106590 120201 135318 160149 147211 172460 186492 191836 205033 145967 144529 151911 A/P, China and Japan (2) 134635 123913 119733 135050 148135 148441 111848 104781 122354 123780 129333 146334 Arab Oil Embargo U.S. Recession '87 Stock Market Crash Gulf War Asian Currency Crisis 263,972 151,911 146,334 Retail Bookings Factory Shipments Note: Actual market size numbers for each year appear in Appendix on page 48

North American Lift Truck Industry Outlook Increasing Improvement in Key North American Lift Truck Market Corporate profits improving Industrial production increasing Manufacturing capacity utilization rate improving Employment growing Inflationary pressures likely to be moderating Interest rates expected to rise at controlled level Manufacturing, retail and wholesale demand expanding Positive GDP growth anticipated NMHG Management believes...

Table of Contents NACCO Industries, Inc. Overview Corporate Oversight and Governance NACCO Materials Handling Group, Inc. (NMHG) NACCO Housewares Group Hamilton Beach^Proctor-Silex, Inc. (HB/PS) The Kitchen Collection, Inc. (KCI) The North American Coal Corporation Investment Considerations Summary Appendix

A leading designer, manufacturer, importer and marketer of small electric kitchen and household appliances to North America Also commercial products for restaurants, bars and hotels Hamilton Beach^Proctor-Silex, Inc. Hamilton Beach^Proctor-Silex, Inc. Hamilton Beach^Proctor-Silex, Inc. To be the leading North American provider of small kitchen electric and household appliances sold under strong heritage brand names To realize profitable growth from innovative solutions that improve everyday living Vision Overview HB/PS

Key Investment Considerations Innovator with Strong Brand Names Strong Supplier Relationships Low Cost Producer Strong Retailer Relationships Most comprehensive line of small kitchen electric appliances in U.S. with increasing number of market leading innovative new products Brand names include Hamilton Beach(r), Proctor-Silex(r), Hamilton Beach(r) Commercial, TrueAir(r), General Electric (for Wal-Mart), Hamilton Beach(r) Eclectrics(r) and Traditions by Proctor-Silex(tm) Source finished products through more than 20 Chinese suppliers, typically with a lead supplier for each product category Working with multiple suppliers allows HB/PS to bring a wide variety of products to market quickly Recent plant and production facility restructuring and increased outsourcing enhances low cost position Industry-leading working capital management Approximately 1,500 active accounts Category Captain at Wal-Mart, Kmart and 21 other accounts; has received Vendor-of-the-Year awards at Wal-Mart, Target, Kmart, ShopKo and others HB/PS Experienced Management Team Senior management team averages more than 10 years experience at HB/PS and more than 20 years of relevant experience Highly professional team with significant tenure at HB/PS, as well as experience from industry-leading consumer companies, including General Electric Co. (UK), Fuji Film, Young & Rubicam, Maytag and Cooper Tire

Leading Brands and Market Shares Leading Brands and Market Shares Leading Brands and Market Shares Leading Brands and Market Shares Leading Brands and Market Shares #1 market share in U.S. and Canada in small electric kitchen electric and garment care appliances #1 or #2 market share positions in 23 of 38 key product categories in the U.S. #1 market share of commercial blenders and spindle mixers #1 market share in odor eliminators within the home health segment Recent entry into high-end market with Hamilton Beach(r) Eclectrics(r) brand New low-end Traditions by Proctor-Silex(tm) brand protects heritage of other brands HB/PS

Most Comprehensive Product Line

HB/PS

- Automatic Drip Coffee Makers
- Blenders
- Can Openers
- Carafes
- Coffee Mills
- Deep Fryers
- Drink Mixers
- Electric Knives
- Espresso/Cappuccino Makers
- Fifth Burners
- Food Choppers
- Food Processors
- Griddles
- Hand Blenders
- Hand Mixers
- Hot Pots
- Indoor Grills
- Ice Cream Makers
- Ice Shavers
- Ice Tea Makers
- Irons
- Juice Extractors
- Juicers
- Kettles
- Percolators
- Rice Cooker/Food Steamers
- Roaster Ovens
- Rotisseries
- Skillets
- Slow Cookers
- Stand Mixers
- Toasters
- Toaster Ovens
- Travel Irons/Steamers
- Coffee Urns
- Waffle Bakers

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Innovative Products

HB/PS



- Hamilton Beach BrewStation™
- Breakthrough new product
- One of the top selling coffee makers in 2003 and 2004 in the U.S.
- Driven significant high-margin growth



- Hamilton Beach® contact grill
- One of best selling grills in several top retailers
- *Consumer Reports* #1-rated and best buy contact grill
- Revolutionized the category with removable grids



- HB Commerical Blender
- 6 programmed blending cycles
- Gaining key restaurant and bar business
- For smoothies, frappes, milk shakes, daiquiris, soups, salsas, and more.



- TrueAir® plug-in odor eliminator
- HB/PS invented the category
- True Air® now #1 selling brand name in air treatment category

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North American Housewares Industry Outlook HB/PS Modest Growth Expected in Key North American Market Niche innovations driving demand and delivering higher margins Consumer sentiment gradually improving Continued strong home sales and housing starts More alliances with consumer packaged goods companies Increased use of Direct -TV driving demand through phone, web, retail Growing interest in colors and fashion statements Strong brands lead market Management believes...

Table of Contents NACCO Industries, Inc. Overview Corporate Oversight and Governance NACCO Materials Handling Group, Inc. (NMHG) NACCO Housewares Group Hamilton Beach^Proctor-Silex, Inc. (HB/PS) The Kitchen Collection, Inc. (KCI) The North American Coal Corporation Investment Considerations Summary Appendix

The Kitchen Collection, Inc. To be the leading specialty retailer of housewares, including cookware, bakeware, kitchen gadgets and related items, in outlet and traditional malls for consumers seeking outstanding value Vision Overview A national specialty retailer of brand-name kitchenware, small electric appliances and related accessories Operates stores under the Kitchen Collection(r) name, primarily in outlet malls Operates stores under the Gadgets & More(tm) name, primarily in traditional enclosed malls KCI

Key Investment Considerations

KCI

Consistent Format

- Well-tested Kitchen Collection® format is leading retailer of kitchenware in outlet malls, with 180 stores (as of December 31, 2003)
- Gadgets & More™ format undergoing testing, with 8 stores

Disciplined Overhead Management

- Small home office staff provides merchandising expertise, accounting, information systems and oversight
- Minimum number of full-time employees at store level

SKU Profitability Optimization

- Economic Value Income (EVI) business tool helps achieve the greatest possible return per cubic foot of retail space by optimizing product mix and space allocation

Leading Brand Names

- KCI sells Hamilton Beach® and Proctor-Silex® kitchen electrics, including close-out and excess inventory items from HB/PS
- Other top brands sold by KCI include Kitchen Aid, WearEver and OXO
- KCI also exclusively sells Hamilton Beach® - and Proctor-Silex® -branded non-electric gadgets, bakeware and cookware

Efficient Supply Chain

- Recent warehouse upgrade allows higher throughput in same space
- Many high-volume products ship directly to store locations from U.S.-based vendors

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Proven Successful Store Format MSPhotoEd.3 MSPhotoEd.3 Kitchen Collection has developed specific approaches over time to improve the three main retail performance drivers: Customer visits, closure rate and average sale KCI continually tests and implements new approaches to further improve these key drivers New stores located in enclosed malls focused on high return gadgets Gadgets deliver high margins and are small items that take up little shelf space 8 Gadgets & More(tm) stores still in test mode in order to optimize profitability Potential market of over 500 enclosed malls nationwide KCI

U.S. Kitchenware Industry Outlook KCI Modest Growth Expected in U.S. Kitchenware Market High quality imports increasingly available Increasing sales by mass market & specialty channels Growing interest in gourmet cooking Health and diet trends generating demand Continued interest in colors and kitchen decor Niche innovations creating new demand Continued strong home sales and housing starts Mature outlet mall and traditional enclosed mall markets As-seen-on-TV items driving store traffic and sales Management believes...

Table of Contents NACCO Industries, Inc. Overview Corporate Oversight and Governance NACCO Materials Handling Group, Inc. (NMHG) NACCO Housewares Group Hamilton Beach^Proctor-Silex, Inc. (HB/PS) The Kitchen Collection, Inc. (KCI) The North American Coal Corporation Investment Considerations Summary Appendix

The North American Coal Corporation To be the leading low-cost miner of lignite coal used in power generation and coal gasification plants Provide selected value-added mining services for other natural resources companies Vision Overview Largest lignite coal producer in U.S. 8th largest coal producer nationwide Mines and markets lignite coal primarily for power generation Provides value-added mining services for other natural resources companies Operates six surface lignite coal mines and three limerock dragline mining operations NAC North American Coal

Key Investment Considerations Dependable Financial Performance Minimal Exposure to Coal Prices Coal Gasification Project Potential Future Mining Project Potential Outstanding Mining Skills Steady operating income and cash flow before financing activities High returns on equity Contracts structured to minimize exposure to fluctuations in coal prices Long-term agreements establish mining services NAC will perform and mechanisms for compensation Member of coalition developing federally-funded low-emissions power plant initiative called FutureGen Working on own power plant vision called FlexGen, incorporating coal gasification and fuel cells Potential for further lignite mining projects Potential for additional limerock dragline mining projects Potential for mining other natural resources Use of technology to increase efficiency Award-winning environmental protection and safety record NAC

Coal Production Overview Coal fuels about 50% of the country's electrical generation* Nuclear 20% Natural Gas 18% Hydroelectric 7% Fuel Oil 2% Biomass 2% Other 1% Coal production in the U.S. in 2003 was approximately 1.1 billion tons The country's abundant recoverable coal reserves of over 269 billion tons help to provide a lower cost energy source and U.S. energy independence Coal is one of the lowest cost fuels for base-load electric power generation - considerably less expensive than natural gas or oil Natural gas prices are likely to continue to stay high due to domestic supply limitations New technologies, including coal gasification, show promise in cost-effectively reducing emissions Energy sector shows moderate growth, but growth could be higher in coal industry if natural gas prices stay high and coal gasification technology continues to develop NAC *Source: Edison Electrical Institute

NAC Focuses on Lignite Coal NAC NAC is the nation's largest miner of lignite coal, delivering 35.5 million tons of lignite in 2003 NAC has 2.4 billion tons of lignite coal reserves, including unconsolidated project mines, of which 1.3 billion tons are committed to current customers Coal Grades

THE NORTH AMERICAN COAL CORPORATION Corporate Office Diverse Mining Locations NAC 42

Stable Operating Income Streams

NAC

3 Project Mines (North Dakota, Texas)

- Cost plus profit per ton with incentive agreements
- Modest up front equity investment by NAC
- Debt financing guaranteed by utility customer; non-recourse to NAC; no coal market price risk
- Long-term contracts (2020-2037)
- 2003 production – 28.1 million tons

3 Consolidated Mines (Louisiana, Texas, Mississippi)

- Fixed price with cost escalator negotiated up front
- NAC assumes operating risks; greater initial capital investment and greater profit opportunity
- Financing shifted to NAC
- Long-term contracts (2007-2030)
- 2003 production – 7.4 million tons

3 Limerock Dragline Mining Operations (Florida)

- Fixed fee per cubic yard of limerock removed from quarry, including annual price escalator
- 2003 production – 11.0 million cubic yards

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NAC also receives royalties from coal and methane gas leases at eastern U.S. underground properties

Lignite Coal Mining Industry Outlook Increasing Prospects for Lignite Coal High natural gas prices Consistently low lignite costs and prices Improved emissions control technologies Excellent lignite gasification performance Increasing need for U.S. energy independence High crude oil prices High costs and hazards of liquefied natural gas (LNG) Potential feedstock for hydrogen production NAC Management believes...

Table of Contents NACCO Industries, Inc. Overview Corporate Oversight and Governance NACCO Materials Handling Group, Inc. (NMHG) NACCO Housewares Group Hamilton Beach^Proctor-Silex, Inc. (HB/PS) The Kitchen Collection, Inc. (KCI) The North American Coal Corporation Investment Considerations Summary Appendix

Investment Considerations Summary Industry-leading businesses Strong cash flow generator Programs underway to enhance profit prospects over next few years Strong brand names Leading market shares Steady, reliable cash generation before financing Cash available for various purposes Objective is to significantly improve performance as programs mature 2005-2008 NACCO Industries, Inc.

Table of Contents NACCO Industries, Inc. Overview Corporate Oversight and Governance NACCO Materials Handling Group, Inc. (NMHG) NACCO Housewares Group Hamilton Beach^Proctor-Silex, Inc. (HB/PS) The Kitchen Collection, Inc. (KCI) The North American Coal Corporation Investment Considerations Summary Appendix Lift truck market size data Risks and uncertainties

Lift Truck Market Size Data Lift truck market size history - source: ITA, GIVA, FEM Retail Bookings Factory Shipments

Risks and Uncertainties The statements contained in the presentation that are not historical facts are "forward looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are made subject to certain risks and uncertainties, which could cause actual results to differ materially from those presented in these forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof. Such risks and uncertainties with respect to each subsidiary's operations include, without limitation: NACCO Materials Handling Group ("NMHG"): (1) changes in demand for lift trucks and related aftermarket parts and service on a worldwide basis, especially in the U.S. where NMHG derives a majority of its sales, (2) changes in sales prices, (3) delays in delivery or changes in costs of raw materials or sourced products and labor, (4) customer acceptance of, changes in the prices of, or delays in the development of new products, (5) delays in manufacturing and delivery schedules, (6) exchange rate fluctuations, changes in foreign import tariffs and monetary policies and other changes in the regulatory climate in the foreign countries in which NMHG operates and/or sells products, (7) product liability or other litigation, warranty claims or returns of products, (8) delays in or increased costs of restructuring programs, (9) the effectiveness of the cost reduction programs implemented globally, including the successful implementation of procurement initiatives, (10) acquisitions and/or dispositions of dealerships by NMHG, (11) changes mandated by federal and state regulation including health, safety or environmental legislation, and (12) the uncertain impact on the economy or the public's confidence in general from terrorist activities and the impact of the situation in Iraq. NACCO Housewares Group: (1) changes in the sales prices, product mix or levels of consumer purchases of kitchenware and small electric appliances, (2) bankruptcy of or loss of major retail customers or suppliers, (3) changes in costs, including transportation costs, of raw materials, key component parts or sourced products, (4) delays in delivery or the unavailability of raw materials, key component parts or sourced products, (5) exchange rate fluctuations, changes in the foreign import tariffs and monetary policies and other changes in the regulatory climate in the foreign countries in which Hamilton Beach?Proctor-Silex buys, operates and/or sells products, (6) product liability, regulatory actions or other litigation, warranty claims or returns of products, (7) increased competition, (8) customer acceptance of, changes in costs of, or delays in the development of new products, (9) delays in or increased costs of restructuring programs, (10) weather conditions, gasoline prices or other events that would affect the number of customers visiting Kitchen Collection stores and (11) the uncertain impact on the economy or the public's confidence in general from terrorist activities and the impact of the situation in Iraq. North American Coal: (1) weather conditions and other events that would change the level of customers' fuel requirements, (2) weather or equipment problems that could affect lignite deliveries to customers, (3) changes in repairs and maintenance, fuel or other similar costs, (4) costs to pursue and develop new mining opportunities, (5) changes in the U.S. economy, (6) changes in U.S. regulatory requirements, including changes in emission regulations and (7) changes in the power industry that would affect demand for North American Coal's reserves.